UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2024

Item 1. Report to Stockholders.

(a)

Annual Report
For the Year Ended March 31, 2024

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Growth & Income Fund
Osterweis Emerging Opportunity Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on the Funds’ website at www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

If you would like to receive paper copies and have not done so already, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary or, if you invest directly with the Osterweis Funds, calling (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.

The S&P 500 Equal Weight Index is an unmanaged index composed of the stocks held in the S&P 500 Index using an equal-weighted approach instead of market cap-weighted.

The Bloomberg U.S. Aggregate Bond Index (Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The 60/40 blend is composed of 60% S&P 500 and 40% Agg and assumes monthly rebalancing.

The Bloomberg U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index (Russell 2000G) is a market-capitalization-weighted index representing the small cap growth segment of U.S. equities.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

A yield curve is a graph that plots bond yields vs. maturities, at a set point in time, assuming the bonds have equal credit quality. In the U.S., the yield curve generally refers to that of Treasuries.

Treasuries (including bonds, notes, and bills) are securities sold by the federal government to consumers and investors to fund its operations. They are all backed by "the full faith and credit of the United States government,” and thus are considered free of default risk.

All currency figures are shown in USD.

Cash flow measures the cash-generating capability of a company and is calculated by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Duration measures the sensitivity of a fixed income security’s price (or the aggregate market value of a portfolio of fixed income securities) to changes in interest rates. Fixed income securities with longer durations generally have more volatile prices than those of comparable quality with shorter durations.

A basis point is a unit of measure used in finance to describe the percentage change in the value or return of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade/non-investment grade (high yield) categories and credit ratings breakdowns are based on ratings from Standard and Poor’s, which is a private independent rating service that assigns grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength and its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. A rating of BBB- or higher is considered investment grade and a rating below BBB- is considered non-investment grade.

Source for any Bloomberg index is Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg owns all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

Effective 6/30/22, the ICE indices reflect transactions costs. Any ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Osterweis Capital Management. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See https://www.osterweis.com/glossary for a full copy of the Disclaimer.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [OCMI-549228-2024-05-20]

Table of Contents

Letter from the Investment Teams	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	4
Schedule of Investments	5
Osterweis Strategic Income Fund
Portfolio Managers’ Review	7
Fund Overview	8
Schedule of Investments	9
Osterweis Growth & Income Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	23
Fund Overview	24
Schedule of Investments	25
Financial Statements
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets
Osterweis Fund	29
Osterweis Strategic Income Fund	30
Osterweis Growth & Income Fund	31
Osterweis Emerging Opportunity Fund	32
Financial Highlights
Osterweis Fund	33
Osterweis Strategic Income Fund	34
Osterweis Growth & Income Fund	35
Osterweis Emerging Opportunity Fund	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	47
Expense Examples	49
Trustees and Executive Officers	50
Additional Information	53
Statement Regarding Liquidity Risk Management Program	55
Privacy Notice	56

Letter from the Investment Teams

April 15, 2024

The fiscal year ending March 31, 2024 was a favorable stretch in the economy, which was a refreshing change compared to the turmoil of the previous fiscal year, and also somewhat unexpected. Markets were on edge at the start of the period, as both inflation and interest rates were elevated, and most economists were anticipating some sort of slowdown.

Instead, the economy found its footing, fueled largely by a strong labor market. Unemployment remained below 4% for the entire fiscal year, which boosted both consumer spending and corporate profits. In addition, inflation continued to moderate, though not as quickly as investors hoped, particularly near the end of the period.

As expected, equity markets reacted well to the improving conditions, especially in the final two fiscal quarters. During that stretch, the S&P 500 was up 23.5%, representing the vast majority of the trailing 12-month return of 29.9%. On the other hand, the good economic news caused 10-Year U.S. Treasury yields to increase (because recession fears declined), which translated into weak returns for the investment grade Bloomberg U.S. Aggregate Bond Index.

Over the short to medium term, we expect the current economic environment to persist, and we do not anticipate significant Fed rate cuts. As such, we intend to maintain our present portfolio positioning, which has been working well, and we will reassess if conditions change. For more information about each fund’s performance, outlook, and positioning, please see the Portfolio Managers’ Review sections.

Please let us know if you have any questions. If you are not currently receiving our quarterly shareholder letters by email and would like to, please email contact@osterweis.com or call (800) 700-3316.

Sincerely,

John Osterweis	Carl Kaufman
Chairman & Co-CIO –	Co-CEO, Managing Director of
Core Equity	Fixed Income &
CIO – Strategic Income

____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2023 to March 31, 2024, the Osterweis Fund (the Fund) generated a total return of 26.94% versus 29.88% for the S&P 500 Index. (Please see standardized performance in the table following this review.)

Market Review

Equity markets rallied during much of the past fiscal year, particularly in the third and fourth fiscal quarters. This was a welcome change from the previous fiscal year, which featured elevated volatility and negative returns due to a combination of inflation and interest rate hikes.

Investor sentiment improved throughout the period as the economy continued its post-pandemic recovery and the Fed paused its tightening program. Inflation continued to decelerate, and the labor market remained robust. Low unemployment, combined with the rising equity market, created a wealth effect that contributed to strong consumer spending despite the higher rate environment.

In addition, enthusiasm around artificial intelligence drove equities higher, with most of the gains going to the so-called Magnificent 7, the mega cap technology companies atop the S&P 500. Those seven stocks had a disproportionate impact on the index, causing the cap-weighted version of the S&P 500 to substantially outperform the equal-weighted version (as well as most equity portfolios that did not include those companies).

Portfolio Review

Our focus on Quality Growth companies worked well during the past fiscal year, as we have been targeting businesses with durable competitive advantages, significant free cash flow, and improving revenues/margins. In addition, our portfolio companies have reasonable levels of debt, which helped them weather the challenge of higher interest rates.

For the 12 months ending March 31, 2024, the Fund delivered strong absolute performance but modestly trailed the S&P 500. Our equities slightly lagged the index, and our residual cash was also a small drag on our relative performance.

Our security selection was mildly additive to our performance versus the benchmark. Our picks in the Consumer Discretionary sector were the most beneficial, followed by Financials, Industrials, Real Estate, and Information Technology. On the downside, our picks in Materials and Consumer Staples hurt our relative performance the most, followed by Health Care and Communication Services.

Our sector weighting detracted a little from our relative performance, offsetting the positive impact of our security selection. Our underweight to Communication Services was the biggest drag, as the sector easily outperformed the overall index. Our overweights to Real Estate, Consumer Staples, and Materials were also a headwind, as each sector underperformed the overall index. The absence of both Utilities and Energy in the portfolio boosted our relative performance, as these two sectors significantly lagged the index.

Outlook & Portfolio Positioning

Despite elevated rates and an inverted yield curve, the economy generally improved during the past fiscal year, and barring an exogenous event we are anticipating more of the same in the near-to-medium term. Unfortunately, inflation remains stickier than the Fed would like, which has reduced the likelihood of aggressive Fed rate cuts this year.

We continue to believe our Quality Growth approach is well suited to the current environment, as our portfolio contains a mix of businesses that benefit from both cyclical economic forces and secular tailwinds. If the economy remains healthy, as we expect, our cyclical companies are well positioned to deliver solid returns and boost our upside. On the other hand, if the economy weakens, our secular growth companies should serve as a ballast and limit our downside.
____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2024
	Six						Since Inception
	Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	25.02%	26.94%	6.37%	12.40%	8.40%	11.30%	10.42%
S&P 500 Index	23.48	29.88	11.49	15.05	12.96	15.63	10.40
Gross/Net Expense Ratio as of 3/31/2023: 0.97%/0.95% 1,2

[1]	As of most recent Prospectus dated June 30, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.
[2]	The Adviser has contractually agreed to waive certain fees through June 30, 2024. The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2024) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets) (Unaudited)

[1]	Cash, cash equivalents and other assets less liabilities.

Osterweis Fund | Schedule of Investments at March 31, 2024

	Shares	Value
COMMON STOCKS – 91.1%

Aerospace & Defense – 6.8%
Airbus SE – ADR	146,175	$6,747,438
L3Harris Technologies, Inc.	18,294	3,898,451
		10,645,889
Broadline Retail – 5.2%
Amazon.com, Inc.(a)	45,085	8,132,432

Chemicals – 2.8%
Air Products & Chemicals, Inc.	11,250	2,725,538
Linde PLC	3,729	1,731,449
		4,456,987
Commercial Services & Supplies – 3.0%
Waste Connections, Inc.	27,340	4,702,753

Consumer Staples Distribution & Retail – 7.3%
Sysco Corp.	61,380	4,982,828
Target Corp.	36,760	6,514,240
		11,497,068
Electrical Equipment – 2.0%
AMETEK, Inc.	17,015	3,112,044

Electronic Equipment, Instruments & Components – 2.2%
Keysight Technologies, Inc.(a)	21,770	3,404,393

Financial Services – 3.3%
Visa, Inc. – Class A	18,730	5,227,168

Ground Transportation – 4.2%
Old Dominion Freight Line, Inc.	13,230	2,901,472
Union Pacific Corp.	15,440	3,797,159
		6,698,631
Health Care Equipment & Supplies – 7.0%
Becton Dickinson & Co.	17,245	4,267,275
Boston Scientific Corp.(a)	74,885	5,128,874
Teleflex, Inc.	7,455	1,686,097
		11,082,246
Insurance – 6.1%
Brown & Brown, Inc.	53,835	4,712,716
The Progressive Corp.	24,075	4,979,191
		9,691,907
Interactive Media & Services – 5.9%
Alphabet, Inc. – Class C(a)	60,645	9,233,808

IT Services – 1.7%
Accenture PLC – Class A	7,905	2,739,952

Life Sciences Tools & Services – 6.5%
Agilent Technologies, Inc.	20,055	2,918,203
Danaher Corp.	13,750	3,433,650
Thermo Fisher Scientific, Inc.	6,584	3,826,687
		10,178,540
Personal Care Products – 0.5%
Kenvue, Inc.	40,594	871,147

Semiconductors & Semiconductor Equipment – 10.7%
Advanced Micro Devices, Inc.(a)	22,781	4,111,743
Analog Devices, Inc.	17,850	3,530,551
Applied Materials, Inc.	18,664	3,849,077
Micron Technology, Inc.	45,045	5,310,355
		16,801,726
Software – 12.9%
Adobe, Inc.(a)	9,285	4,685,211
Microsoft Corp.	31,964	13,447,894
Synopsys, Inc.(a)	3,810	2,177,415
		20,310,520
Specialty Retail – 3.0%
Ross Stores, Inc.	32,265	4,735,211

TOTAL COMMON STOCKS
(Cost $78,486,365)		143,522,422

REAL ESTATE INVESTMENT TRUSTS – 4.8%

EastGroup Properties, Inc.	23,835	4,284,818
Lamar Advertising Co. – Class A	27,095	3,235,414
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $6,270,766)		7,520,232

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2024 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 4.1%

Money Market Funds – 4.1%
Federated Hermes
US Treasury Cash Reserves –
Class Institutional, 5.17%(b)	6,429,467	$6,429,467
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,429,467)		6,429,467
TOTAL INVESTMENTS – 100.0%
(Cost $91,186,598)		157,472,121
Other Assets in Excess
of Liabilities – 0.0%(c)		668
TOTAL NET ASSETS – 100.0%		$157,472,789

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR – American Depositary Receipt
PLC – Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(c)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the 12-month period ending March 31, 2024, the Osterweis Strategic Income Fund (the Fund) generated a total return of 12.10%, substantially outperforming the Bloomberg U.S. Aggregate Bond Index (the Agg), which returned 1.70% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg U.S. Universal Bond Index (the Univ), which returned 2.67% over the same period.1

Market Review

Although the past fiscal year was favorable for the equity markets, it was a rough period for investment grade fixed income. The same factors that propelled stocks higher were headwinds for investment grade bonds. Specifically, the improving economy and a strong labor market reduced recession fears, which caused 10-year U.S. Treasury yields to rise. Additionally, near the end of the fiscal year, inflation began moderating more slowly than investors had been hoping, which decreased the likelihood of Fed rate cuts in the near term. This put additional pressure on the long end of the curve, which also hurt the investment grade market.

High yield bonds fared better, as they tend to be more correlated with the economy and the stock market. In addition, short duration bonds performed well, as they were less affected by rising interest rates.

Portfolio Review

For the 12 months ending March 31, 2024, the Fund outperformed the Univ, driven by a combination of beneficial sector allocation, issue selection, and duration management.

Sector allocation was the most additive to our relative performance. Our substantial overweight to high yield bonds was a sizable tailwind in the past fiscal year, as they materially outperformed the overall index. Our allocations to investment grade, busted convertibles, cash, and equity-sensitive convertibles were also highly additive during the period.

Issue selection also helped our relative performance substantially during the period. Almost all the value added came from our high yield bonds, which materially outperformed their counterparts in the Univ. Our investment grade allocation also outperformed the index’s.

Duration management was the smallest contributor to the Fund’s relative performance, but it was still materially additive. Our outsized allocation to shorter-dated bonds and cash worked well this period, as interest rates rose throughout most of the fiscal year. Our lower duration profile insulated us from the pricing pressure that affected the Univ.

Outlook & Portfolio Positioning

We leaned into the inverted yield curve during the past fiscal year, investing in shorter-dated bonds to complement our existing portfolio, and we intend to maintain our positioning in the coming fiscal year. This approach allows us to capture most of the available yield in the market while providing a substantially higher degree of flexibility.

While we expect the current economic environment to persist, if conditions change and the market experiences a correction, we will take advantage of the repricing by layering in longer-dated bonds at more attractive yields. If the Fed decides to cut rates, depending on the reason, our liquid portfolio will give us the cushion to weather a widening of spreads, yet also provide enough flexibility to pivot to longer maturities if appropriate.
____________________

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2024
	Six						Since Inception
	Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	7.60%	12.10%	4.09%	4.79%	4.16%	6.18%	6.16%
Bloomberg U.S. Aggregate Bond Index	5.99	1.70	-2.46	0.36	1.54	2.62	3.24
Gross Expense Ratio as of 3/31/2023: 0.86% 1

[1]	As of most recent Prospectus dated June 30, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2024) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets) (Unaudited) 2

[1]	Cash, cash equivalents and other assets less liabilities.
[2]	Equities are classified by GICS sector. Bonds are classified by bond type.

Strategic Income Fund | Schedule of Investments at March 31, 2024

	Par	Value
CORPORATE BONDS – 76.0%

Automobile Components – 5.2%
Adient Global Holdings Ltd.,
7.00%, 04/15/2028(a)	$12,650,000	$12,937,825
American Axle &
Manufacturing, Inc.
6.25%, 03/15/2026	12,524,000	12,457,495
6.50%, 04/01/2027	9,260,000	9,241,739
6.88%, 07/01/2028	40,000,000	39,903,048
Patrick Industries, Inc.,
7.50%, 10/15/2027(a)	51,339,000	52,008,152
Real Hero Merger Sub 2, Inc.,
6.25%, 02/01/2029(a)	54,702,000	47,929,209
The Goodyear Tire & Rubber Co.
9.50%, 05/31/2025	88,511,000	89,328,665
5.00%, 07/15/2029	14,500,000	13,552,841
		277,358,974
Automobiles – 0.5%
Ford Motor Co.,
9.63%, 04/22/2030	9,000,000	10,558,866
Ford Motor Credit Co. LLC,
4.69%, 06/09/2025	10,000,000	9,872,298
Thor Industries, Inc.,
4.00%, 10/15/2029(a)	10,000,000	8,945,644
		29,376,808
Beverages – 0.3%
Primo Water Holdings, Inc.,
4.38%, 04/30/2029(a)	19,700,000	18,136,182

Building Products – 1.1%
Griffon Corp., 5.75%, 03/01/2028	60,288,000	59,121,059

Capital Markets – 2.6%
Ares Capital Corp.,
4.20%, 06/10/2024	40,357,000	40,209,857
Blackstone Private Credit Fund,
2.35%, 11/22/2024	51,050,000	49,869,767
Oppenheimer Holdings, Inc.,
5.50%, 10/01/2025	50,650,000	49,829,723
		139,909,347
Chemicals – 1.4%
Consolidated Energy Finance SA
6.50%, 05/15/2026(a)	7,050,000	6,586,031
5.63%, 10/15/2028(a)	31,700,000	26,572,440
12.00%, 02/15/2031(a)	19,750,000	20,661,956
INEOS Quattro Finance 2 PLC,
9.63%, 03/15/2029(a)	17,500,000	18,876,118
		72,696,545
Commercial Services & Supplies – 1.6%
GFL Environmental, Inc.
5.13%, 12/15/2026(a)	11,100,000	10,911,549
4.75%, 06/15/2029(a)	19,750,000	18,576,172
Pitney Bowes, Inc.,
7.25%, 03/15/2029(a)	64,620,000	57,797,220
		87,284,941
Computers & Peripherals – 2.3%
CPI Acquisition, Inc.,
8.63%, 03/15/2026(a)	50,543,000	50,404,103
Xerox Holdings Corp.
5.00%, 08/15/2025(a)	25,379,000	25,057,732
5.50%, 08/15/2028(a)	21,339,000	19,451,775
8.88%, 11/30/2029(a)	28,000,000	28,549,119
		123,462,729
Construction & Engineering – 4.2%
APi Group DE, Inc.,
4.13%, 07/15/2029(a)	39,750,000	35,850,498
Global Infrastructure Solutions, Inc.,
5.63%, 06/01/2029(a)	51,157,000	46,927,488
Great Lakes Dredge & Dock Corp.,
5.25%, 06/01/2029(a)	30,747,000	27,402,246
New Enterprise
Stone & Lime Co., Inc.,
5.25%, 07/15/2028(a)	46,500,000	44,703,793
Tutor Perini Corp.,
6.88%, 05/01/2025(a)	72,415,000	71,730,664
		226,614,689
Consumer Finance – 4.1%
Ally Financial, Inc.,
3.88%, 05/21/2024	24,790,000	24,716,437
Bread Financial Holdings, Inc.,
7.00%, 01/15/2026(a)	9,870,000	9,943,561
Enova International, Inc.
8.50%, 09/15/2025(a)	68,837,000	68,741,406
11.25%, 12/15/2028(a)	11,750,000	12,438,811
FirstCash, Inc.
4.63%, 09/01/2028(a)	15,000,000	14,141,682
5.63%, 01/01/2030(a)	19,500,000	18,553,336
6.88%, 03/01/2032(a)	24,500,000	24,517,463
OneMain Finance Corp.,
6.88%, 03/15/2025	45,848,000	46,335,135
		219,387,831
Consumer Staples Distribution & Retail – 3.1%
C&S Group Enterprises LLC,
5.00%, 12/15/2028(a)	45,765,000	36,678,245

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Consumer Staples Distribution & Retail – 3.1% (Continued)
KeHE Distributors LLC /
KeHE Finance Corp. / NextWave
Distribution, Inc.,
9.00%, 02/15/2029(a)	$49,500,000	$50,248,341
Performance Food Group, Inc.
5.50%, 10/15/2027(a)	4,950,000	4,861,375
4.25%, 08/01/2029(a)	9,600,000	8,807,222
United Natural Foods, Inc.,
6.75%, 10/15/2028(a)	50,549,000	42,047,027
US Foods, Inc.,
4.75%, 02/15/2029(a)	23,384,000	22,227,391
		164,869,601
Containers & Packaging – 0.6%
Graphic Packaging International LLC,
0.82%, 04/15/2024(a)	32,706,000	32,645,036

Diversified Consumer Services – 0.1%
Carriage Services, Inc.,
4.25%, 05/15/2029(a)	7,800,000	6,927,305

Entertainment – 0.4%
Banijay Entertainment SASU,
8.13%, 05/01/2029(a)	19,500,000	20,127,705

Financial Services – 5.3%
Aviation Capital Group LLC,
5.50%, 12/15/2024(a)	11,589,000	11,547,467
Burford Capital Global
Finance LLC, 6.25%, 04/15/2028(a)	25,489,000	24,846,338
Fiserv, Inc.,
2.75%, 07/01/2024	24,215,000	24,036,418
GGAM Finance Ltd.,
7.75%, 05/15/2026(a)	39,500,000	40,337,124
HAS Capital Income Opportunity
Fund II LLC, 0.00%, 12/31/2024
(Cost $642,000, Acquisition
dates 06/10/2026,
09/19/2016)(a)(b)	21,807,000	11,741,456
Nationstar Mortgage Holdings, Inc.
5.00%, 02/01/2026(a)	13,250,000	12,978,315
5.50%, 08/15/2028(a)	24,680,000	23,653,226
5.13%, 12/15/2030(a)	9,500,000	8,628,076
5.75%, 11/15/2031(a)	18,000,000	16,622,204
PennyMac Financial Services, Inc.,
5.38%, 10/15/2025(a)	56,030,000	55,427,995
United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	24,680,000	24,483,113
5.75%, 06/15/2027(a)	7,000,000	6,813,923
5.50%, 04/15/2029(a)	20,820,000	19,716,790
		280,832,445
Food Products – 0.6%
Simmons Foods, Inc./Simmons
Prepared Foods, Inc./Simmons
Pet Food, Inc./Simmons Feed,
4.63%, 03/01/2029(a)	35,438,000	31,314,466

Ground Transportation – 0.5%
RXO, Inc.,
7.50%, 11/15/2027(a)	24,500,000	25,167,380

Health Care Providers & Services – 1.3%
AMN Healthcare, Inc.,
4.63%, 10/01/2027(a)	8,000,000	7,605,278
Cardinal Health, Inc.,
3.08%, 06/15/2024	28,460,000	28,298,369
Owens & Minor, Inc.,
4.50%, 03/31/2029(a)	36,210,000	33,179,924
		69,083,571
Hotels, Restaurants & Leisure – 7.3%
Caesars Entertainment, Inc.,
6.25%, 07/01/2025(a)	49,369,000	49,421,726
Carnival Corp.
7.63%, 03/01/2026(a)	23,616,000	23,925,818
5.75%, 03/01/2027(a)	9,500,000	9,410,730
6.00%, 05/01/2029(a)	19,750,000	19,491,680
Carrols Restaurant Group, Inc.,
5.88%, 07/01/2029(a)	57,625,000	58,394,294
GPS Hospitality Holding Co. LLC /
GPS Finco, Inc.,
7.00%, 08/15/2028(a)	37,675,000	30,755,233
Las Vegas Sands Corp.,
3.20%, 08/08/2024	91,351,900	90,397,839
NCL Corp. Ltd.
3.63%, 12/15/2024(a)	15,510,000	15,291,539
5.88%, 03/15/2026(a)	12,000,000	11,848,484
Royal Caribbean Cruises Ltd.,
8.25%, 01/15/2029(a)	30,076,000	31,864,680
Six Flags Theme Parks, Inc.,
7.00%, 07/01/2025(a)	22,731,000	22,780,985
Travel + Leisure Co.,
5.65%, 04/01/2024	25,832,000	25,832,000
		389,415,008
Household Durables – 4.3%
Adams Homes, Inc.,
9.25%, 10/15/2028(a)	29,500,000	30,708,025
Empire Communities Corp.,
7.00%, 12/15/2025(a)	63,999,000	64,313,235
Installed Building Products, Inc.,
5.75%, 02/01/2028(a)	6,750,000	6,595,696

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Household Durables – 4.3% (Continued)
Mattamy Group Corp.,
5.25%, 12/15/2027(a)	$24,500,000	$23,788,554
STL Holding Co. LLC,
8.75%, 02/15/2029(a)	7,750,000	7,961,226
The New Home Co., Inc.
8.25%, 10/15/2027(a)	47,308,000	48,206,852
9.25%, 10/01/2029(a)	47,500,000	47,796,875
		229,370,463
Industrial Conglomerates – 1.3%
Icahn Enterprises LP / Icahn
Enterprises Finance Corp.
4.75%, 09/15/2024	17,769,000	17,700,021
6.38%, 12/15/2025	18,133,000	18,000,186
6.25%, 05/15/2026	34,863,000	34,176,206
		69,876,413
Industrial Power & Renewable Electricity Products – 1.3%
Vistra Operations Co. LLC,
4.88%, 05/13/2024(a)	13,265,000	13,256,472
Vistra Operations Co. LLC,
3.55%, 07/15/2024(a)	56,380,000	55,987,301
		69,243,773
IT Services – 2.4%
Conduent Business Services LLC /
Conduent State &
Local Solutions, Inc.,
6.00%, 11/01/2029(a)	74,500,000	67,488,352
Unisys Corp.,
6.88%, 11/01/2027(a)	66,074,000	58,792,976
		126,281,328
Leisure Products – 0.1%
Acushnet Co.,
7.38%, 10/15/2028(a)	3,000,000	3,112,002

Machinery – 1.9%
The Manitowoc Co., Inc.,
9.00%, 04/01/2026(a)	59,080,000	59,204,098
Wabash National Corp.,
4.50%, 10/15/2028(a)	46,750,000	42,940,319
		102,144,417
Media – 1.0%
DIRECTV Holdings LLC /
DIRECTV Financing Co., Inc.,
5.88%, 08/15/2027(a)	55,300,000	52,371,384

Metals & Mining – 3.2%
Century Aluminum Co.,
7.50%, 04/01/2028(a)	25,165,000	25,135,542
Coeur Mining, Inc.,
5.13%, 02/15/2029(a)	66,150,000	62,916,072
Hecla Mining Co.,
7.25%, 02/15/2028	61,347,000	61,498,765
SunCoke Energy, Inc.,
4.88%, 06/30/2029(a)	26,325,000	23,872,163
		173,422,542
Mortgage REITs – 2.4%
HAT Holdings I LLC /
HAT Holdings II LLC
6.00%, 04/15/2025(a)	29,304,000	29,209,524
3.38%, 06/15/2026(a)	31,200,000	29,422,495
Oxford Finance LLC /
Oxford Finance Co.-Issuer II, Inc.,
6.38%, 02/01/2027(a)	28,650,000	27,236,489
Starwood Property Trust, Inc.,
3.75%, 12/31/2024(a)	43,617,000	42,852,115
		128,720,623
Oil, Gas & Consumable Fuels – 2.5%
Calumet Specialty Products
Partners LP / Calumet Finance Corp.
11.00%, 04/15/2025(a)	7,229,000	7,224,591
9.75%, 07/15/2028(a)	29,232,000	29,039,563
Genesis Energy LP / Genesis
Energy Finance Corp.
7.75%, 02/01/2028	51,550,000	51,865,228
8.88%, 04/15/2030	10,000,000	10,474,680
Global Partners LP /
GLP Finance Corp.,
7.00%, 08/01/2027	30,750,000	30,794,803
NGL Energy Operating LLC /
NGL Energy Finance Corp.,
8.13%, 02/15/2029(a)	6,750,000	6,917,953
		136,316,818
Passenger Airlines – 3.2%
Allegiant Travel Co.,
7.25%, 08/15/2027(a)	47,200,000	46,977,141
American Airlines, Inc./
AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(a)	24,392,250	24,237,442
Delta Air Lines, Inc.,
2.90%, 10/28/2024	57,840,000	56,820,639
Mileage Plus Holdings LLC / Mileage
Plus Intellectual Property Assets Ltd.,
6.50%, 06/20/2027(a)	13,000,000	13,093,028
United Airlines, Inc.,
4.38%, 04/15/2026(a)	33,074,000	32,012,860
		173,141,110

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Professional Services – 0.3%
KBR, Inc.,
4.75%, 09/30/2028(a)	$20,000,000	$18,413,306

Software – 0.2%
NCR Voyix Corp.
5.00%, 10/01/2028(a)	5,750,000	5,362,100
5.13%, 04/15/2029(a)	10,000,000	9,285,792
		14,647,892
Specialized REITs – 0.8%
GLP Capital LP /
GLP Financing II, Inc.,
3.35%, 09/01/2024	24,089,000	23,898,275
Iron Mountain, Inc.,
5.25%, 03/15/2028(a)	20,000,000	19,368,414
		43,266,689
Specialty Retail – 3.0%
Advance Auto Parts, Inc.,
5.90%, 03/09/2026	15,000,000	14,986,231
Ken Garff Automotive LLC,
4.88%, 09/15/2028(a)	54,664,000	50,615,378
Penske Automotive Group, Inc.,
3.50%, 09/01/2025	6,559,000	6,387,892
Sonic Automotive, Inc.,
4.63%, 11/15/2029(a)	34,500,000	30,974,924
Upbound Group, Inc.,
6.38%, 02/15/2029(a)	57,600,000	55,972,489
		158,936,914
Textiles, Apparel & Luxury Goods – 0.1%
The William Carter Co.,
5.63%, 03/15/2027(a)	3,000,000	2,982,224

Trading Companies & Distributors – 5.1%
AerCap Ireland Capital DAC /
AerCap Global Aviation Trust,
2.88%, 08/14/2024	15,533,000	15,356,116
Aircastle Ltd.,
4.13%, 05/01/2024	28,188,000	28,143,329
Avation Capital SA,
9.00%, 10/31/2026(a)	24,132,650	20,758,544
Castlelake Aviation Finance DAC,
5.00%, 04/15/2027(a)	52,500,000	50,616,290
Herc Holdings, Inc.,
5.50%, 07/15/2027(a)	32,823,000	32,259,918
Macquarie Airfinance Holdings Ltd.
8.38%, 05/01/2028(a)	19,500,000	20,686,544
8.13%, 03/30/2029(a)	7,000,000	7,408,821
WESCO Distribution, Inc.
7.13%, 06/15/2025(a)	76,364,000	76,502,753
7.25%, 06/15/2028(a)	16,750,000	17,116,477
		268,848,792
Transportation Infrastructure – 0.4%
Signature Aviation US Holdings, Inc.,
4.00%, 03/01/2028(a)	25,600,000	23,424,281
TOTAL CORPORATE BONDS
(Cost $4,181,953,125)		4,068,252,593

CONVERTIBLE BONDS – 4.3%

Automobile Components – 0.3%
Patrick Industries, Inc.,
1.75%, 12/01/2028	11,250,000	14,572,623

Automobiles – 0.1%
Ford Motor Co.,
0.00%, 03/15/2026(c)	5,775,000	5,997,338

Broadline Retail – 0.1%
Etsy, Inc.,
0.25%, 06/15/2028	7,750,000	6,122,500

Consumer Finance – 0.9%
EZCORP, Inc.
2.38%, 05/01/2025	12,500,000	12,423,265
3.75%, 12/15/2029(a)	9,750,000	11,810,242
LendingTree, Inc.,
0.50%, 07/15/2025	27,517,000	25,764,167
		49,997,674
Health Care Equipment & Supplies – 0.3%
Haemonetics Corp.,
0.00%, 03/01/2026(c)	17,750,000	16,385,025

Hotels, Restaurants & Leisure – 0.0%(d)
NCL Corp. Ltd.,
1.13%, 02/15/2027	2,500,000	2,370,250

IT Services – 0.4%
BigBear.ai Holdings, Inc.,
6.00%, 12/15/2026(a)	28,350,000	20,979,000

Machinery – 0.2%
John Bean Technologies Corp.,
0.25%, 05/15/2026	9,450,000	8,805,510

Passenger Airlines – 0.1%
Southwest Airlines Co.,
1.25%, 05/01/2025	7,675,000	7,795,881

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Pharmaceuticals – 1.4%
Jazz Investments I Ltd.
1.50%, 08/15/2024	$66,760,000	$65,908,800
2.00%, 06/15/2026	6,650,000	6,619,326
		72,528,126
Software – 0.5%
Envestnet, Inc.,
0.75%, 08/15/2025	9,490,000	9,248,005
Jamf Holding Corp.,
0.13%, 09/01/2026	10,600,000	9,507,140
Tyler Technologies, Inc.,
0.25%, 03/15/2026	6,750,000	6,814,125
		25,569,270
TOTAL CONVERTIBLE BONDS
(Cost $237,413,382)		231,123,197

	Shares
COMMON STOCKS – 1.0%

Consumer Staples Distribution & Retail – 0.1%
Southeastern Grocers, Inc.(b)(e)	4,649,942	5,114,936
Tops Holding, Litigation
Trust Proceeds(a)(b)(e)	61,582,000	46,248
		5,161,184
Metals & Mining – 0.9%
Real Alloy Equity(b)(e)	705	49,783,507
TOTAL COMMON STOCKS
(Cost $48,532,137)		54,944,691

CONVERTIBLE PREFERRED STOCKS – 0.9%

Ground Transportation – 0.9%
Daseke, Inc., Series A,
7.625%, Perpetual(a)(b)	490,000	49,000,000
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $49,000,000)		49,000,000
	Par
SHORT-TERM INVESTMENTS – 17.7%
Commercial Paper – 8.5%

Automobiles — 0.7%
Harley-Davidson Funding Corp.,
6.05%, 05/13/2024	$20,000,000	19,853,286
Harley-Davidson Funding Corp.,
5.99%, 04/10/2024	19,000,000	18,961,758
		38,815,044
Chemicals — 2.0%
FMC Corp.,
6.13%, 04/22/2024	59,000,000	58,750,365
International Flavors &
Fragrances, Inc.,
6.03%, 04/02/2024	50,000,000	49,962,346
		108,712,711
Computers & Peripherals — 1.0%
Hewlett Packard Enterprise Co.,
5.51%, 04/10/2024	50,000,000	49,901,629

Construction Materials — 0.7%
CRH American Finance, Inc.,
5.61%, 05/29/2024	38,250,000	37,882,044

Electric Utilities — 1.7%
Avangrid Inc.,
5.53%, 04/30/2024	42,470,000	42,236,415
NextEra Energy, Inc.,
5.61%, 05/06/2024	50,000,000	49,698,617
		91,935,032
Electronic Equipment, Instruments & Components — 0.6%
Jabil, Inc.,
6.01%, 04/05/2024	30,000,000	29,959,505

Metals & Mining — 0.9%
Glencore Funding LLC,
5.69%, 04/08/2024	49,000,000	48,917,174

Specialized REITs — 0.9%
Crown Castle International Corp.,
5.85%, 04/17/2024	49,000,000	48,842,764
Total Commercial Paper
(Cost $455,263,090)		454,965,903

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Shares	Value
Money Market Funds – 3.6%
Federated Hermes
US Treasury Cash Reserves –
Class Institutional, 5.17%(f)	96,866,834	$96,866,834
MSILF Treasury
Securities Portfolio –
Class Institutional, 5.16%(f)	96,866,834	96,866,833
Total Money Market Funds
(Cost $193,733,667)		193,733,667

	Par
U.S. Treasury Bills – 5.6%
5.30%, 04/11/2024	$100,000,000	99,854,611
5.29%, 04/18/2024	100,000,000	99,751,670
5.31%, 06/06/2024	100,000,000	99,044,375
Total U.S. Treasury Bills
(Cost $298,647,444)		298,650,656
TOTAL SHORT-TERM INVESTMENTS
(Cost $947,644,201)		947,350,226
TOTAL INVESTMENTS – 99.9%
(Cost $5,464,542,845)		5,350,670,707
Other Assets in Excess
of Liabilities – 0.1%		5,624,409
TOTAL NET ASSETS – 100.0%		$5,356,295,116

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC – Public Limited Company

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $3,156,424,155 or 58.9% of the Fund’s net assets.

(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $115,686,147 or 2.2% of net assets as of March 31, 2024.

(c)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(d)	Represents less than 0.05% of net assets.
(e)	Non-income producing security.
(f)	The rate shown represents the 7-day effective yield as of March 31, 2024.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Growth & Income Fund (the Fund) generated a total return of 17.60% for the 12-month period ending March 31, 2024, minimally trailing its blended benchmark, composed of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index (the Agg), which returned 17.97% over the same period. (Please see standardized performance in the table following this letter.) The Fund’s performance also slightly trailed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg U.S. Universal Bond Index (the Univ), which returned 18.41% over the period.1

Market Review

Equity markets rallied during much of the past fiscal year, as the economy continued its post-pandemic recovery and the Fed paused its tightening program. Inflation continued to decelerate and the labor market remained robust, which, combined with the rising equity market, created a wealth effect that contributed to strong consumer spending.

In addition, enthusiasm around artificial intelligence drove equities higher, with most of the gains going to the so-called Magnificent 7, the mega cap technology companies atop the S&P 500. Those seven stocks had a disproportionate impact on the index, causing the cap-weighted version of the S&P 500 to substantially outperform the equal-weighted version (as well as most equity portfolios that did not include those companies).

However, many of the same factors that propelled stocks higher were headwinds for investment grade bonds. Specifically, the improving economy reduced recession fears, which caused 10-year U.S. Treasury yields to rise. Additionally, near the end of the fiscal year, inflation began moderating more slowly than investors had been hoping, which decreased the likelihood of Fed rate cuts in the near term. This put additional pressure on the long end of the curve, which also hurt the investment grade market.

High yield bonds fared better, as they tend to be more correlated with the economy and the stock market. In addition, short duration bonds performed well, as they were less affected by rising interest rates.

Portfolio Review

During the 12-month period ending March 31, 2024, on average, 60% of the Fund was allocated to equities, 26% to fixed income, and the rest to cash. Our underweight to fixed income helped our relative performance, but our ~15% cash allocation had the opposite effect.

Equities

For the fiscal year, our equities lagged the S&P 500 but delivered strong absolute returns. Both security selection and sector allocation hurt our relative returns.

Security selection detracted from relative returns largely due to our positions in Information Technology, Consumer Staples, Health Care, and Materials, all of which underperformed their counterparts in the benchmark. Those were somewhat offset by favorable relative performance in Financials, Consumer Discretionary, Real Estate, and Industrials.

Sector allocation also detracted from our relative performance, but less so. Our overweight to Consumer Staples, which substantially underperformed the overall index, and our underweight to Communication Services, which substantially outperformed the index, were the major drivers. Additionally, we were overweight Real Estate, Industrials, and Materials, each of which lagged the index, and we were underweight Information Technology, which outperformed. On the plus side, our zero weight in Utilities and underweight to Energy boosted our relative returns, as both sectors underperformed the overall index.

Fixed Income

For the 12 months ending March 31, 2024, the fixed income portion of the Fund outperformed the Univ, driven by a combination of beneficial sector allocation, issue selection, and duration management.
____________________

[1]	The Bloomberg U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Growth & Income Fund | Portfolio Managers’ Review

Sector allocation was the most additive to our relative performance. Our substantial overweight to high yield bonds was a sizable tailwind in the past fiscal year, as they materially outperformed the overall index. Our allocations to busted convertibles, investment grade bonds, and equity-sensitive convertibles were also additive during the period.

Issue selection also helped our relative performance substantially during the period. Almost all the value added came from our high yield bonds, which materially outperformed their counterparts in the Univ. Our investment grade allocation also outperformed the index’s.

Duration management was the smallest contributor to the Fund’s relative performance, but it was still materially additive. Our allocation to shorter-dated bonds worked well this period, as interest rates rose throughout most of the fiscal year.

Outlook & Portfolio Positioning

Despite elevated rates and an inverted yield curve, the economy generally improved during the past fiscal year, and barring an exogenous event we are anticipating more of the same in the near-to-medium term. We continue to believe our Quality Growth equity approach is well suited to the current environment, as our equities contain a mix of businesses that benefit from both cyclical economic forces and secular tailwinds. If the economy remains healthy, as we expect, our cyclical companies are well positioned to deliver solid returns and boost our upside. On the other hand, if the economy weakens, our secular growth companies should serve as a ballast and help limit our downside.

In fixed income, we leaned into the inverted yield curve during the past fiscal year, investing in shorter-dated bonds to complement our existing portfolio, and we intend to maintain our positioning in the coming fiscal year. This approach allows us to capture most of the available yield in the market while providing a substantially higher degree of flexibility. If economic conditions change and the bond market experiences a correction, we will take advantage by layering in longer-dated issues at more attractive yields. If the Fed decides to cut rates, depending on the reason, our liquid portfolio will give us the cushion to weather a widening of spreads, yet also provide enough flexibility to pivot to longer maturities if appropriate.
____________________

The Osterweis Growth & Income Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Growth & Income Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2024
	Six					Since Inception
	Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 31, 2010)
Osterweis Growth & Income Fund	16.78%	17.60%	5.41%	9.60%	6.95%	9.11%
60% S&P 500 Index/40% Bloomberg
U.S. Aggregate Bond Index	16.26	17.97	5.94	9.30	8.52	9.72
S&P 500 Index	23.48	29.88	11.49	15.05	12.96	14.80
Bloomberg U.S. Aggregate Bond Index	5.99	1.70	-2.46	0.36	1.54	1.90
Gross Expense Ratio as of 3/31/2023: 0.94% 1

[1]	As of most recent Prospectus dated June 30, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2024) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets) (Unaudited) 2

[1]	Cash, cash equivalents and other assets less liabilities.
[2]	Equities are classified by GICS sector. Bonds are classified by bond type.

Growth & Income Fund | Schedule of Investments at March 31, 2024

	Shares	Value
COMMON STOCKS – 57.9%

Aerospace & Defense – 4.4%
Airbus SE – ADR	106,275	$4,905,654
L3Harris Technologies, Inc.	13,312	2,836,787
		7,742,441
Broadline Retail – 1.1%
Amazon.com, Inc.(a)	10,520	1,897,598

Chemicals – 2.1%
Air Products & Chemicals, Inc.	6,870	1,664,395
Linde PLC	4,460	2,070,867
		3,735,262
Commercial Services & Supplies – 1.9%
Waste Connections, Inc.	19,755	3,398,058

Consumer Staples Distribution & Retail – 5.0%
Southeastern Grocers, Inc.(a)(b)	7,928	8,721
Sysco Corp.	46,045	3,737,933
Target Corp.	27,735	4,914,920
Tops Holding, Litigation
Trust Proceeds(a)(b)(c)	2,292,000	1,721
		8,663,295
Electrical Equipment – 1.3%
AMETEK, Inc.	12,285	2,246,927

Electronic Equipment, Instruments & Components – 1.4%
Keysight Technologies, Inc.(a)	15,845	2,477,841

Financial Services – 2.4%
Visa, Inc. – Class A	15,040	4,197,363

Ground Transportation – 3.3%
Old Dominion Freight Line, Inc.	13,280	2,912,437
Union Pacific Corp.	11,620	2,857,706
		5,770,143
Health Care Equipment & Supplies – 2.8%
Becton Dickinson & Co.	13,420	3,320,779
Teleflex, Inc.	6,820	1,542,479
		4,863,258
Insurance – 4.0%
Brown & Brown, Inc.	39,190	3,430,693
The Progressive Corp.	17,270	3,571,781
		7,002,474
Interactive Media & Services – 3.5%
Alphabet, Inc. – Class C(a)	39,915	6,077,458

IT Services – 1.6%
Accenture PLC – Class A	8,142	2,822,099

Life Sciences Tools & Services – 4.5%
Agilent Technologies, Inc.	16,160	2,351,442
Danaher Corp.	10,410	2,599,585
Thermo Fisher Scientific, Inc.	4,945	2,874,083
		7,825,110
Metals & Mining – 0.4%
Real Alloy Equity(a)(b)	10	673,371

Personal Care Products – 0.6%
Kenvue, Inc.	52,259	1,121,478

Pharmaceuticals – 1.4%
Novartis AG – ADR	24,480	2,367,950

Semiconductors & Semiconductor Equipment – 7.0%
Analog Devices, Inc.	27,030	5,346,264
Applied Materials, Inc.	13,915	2,869,690
Micron Technology, Inc.	33,685	3,971,125
		12,187,079
Software – 6.9%
Adobe, Inc.(a)	4,562	2,301,985
Microsoft Corp.	23,313	9,808,246
		12,110,231
Specialty Retail – 2.3%
Ross Stores, Inc.	26,940	3,953,714
TOTAL COMMON STOCKS
(Cost $60,526,546)		101,133,150

	Par
CORPORATE BONDS – 24.6%

Automobile Components – 1.7%
Adient Global Holdings Ltd.,
7.00%, 04/15/2028(c)	$350,000	357,964
American Axle & Manufacturing, Inc.
6.25%, 03/15/2026	128,000	127,320
6.50%, 04/01/2027	300,000	299,409
Patrick Industries, Inc.,
7.50%, 10/15/2027(c)	500,000	506,517
Real Hero Merger Sub 2, Inc.,
6.25%, 02/01/2029(c)	600,000	525,712
The Goodyear Tire & Rubber Co.
9.50%, 05/31/2025	750,000	756,929
5.00%, 07/15/2029	500,000	467,339
		3,041,190

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Automobiles – 0.3%
Ford Motor Co.,
9.63%, 04/22/2030	$500,000	586,604

Beverages – 0.2%
Primo Water Holdings, Inc.,
4.38%, 04/30/2029(c)	300,000	276,185

Building Products – 0.3%
Griffon Corp.,
5.75%, 03/01/2028	500,000	490,322

Capital Markets – 1.0%
Ares Capital Corp.,
4.20%, 06/10/2024	500,000	498,177
Blackstone Private Credit Fund,
2.35%, 11/22/2024	500,000	488,440
Oppenheimer Holdings, Inc.,
5.50%, 10/01/2025	750,000	737,854
		1,724,471
Chemicals – 0.7%
Consolidated Energy Finance SA
6.50%, 05/15/2026(c)	100,000	93,419
5.63%, 10/15/2028(c)	400,000	335,299
12.00%, 02/15/2031(c)	250,000	261,543
INEOS Quattro Finance 2 PLC,
9.63%, 03/15/2029(c)	500,000	539,318
		1,229,579
Commercial Services & Supplies – 0.6%
GFL Environmental, Inc.
5.13%, 12/15/2026(c)	220,000	216,265
4.75%, 06/15/2029(c)	250,000	235,141
Pitney Bowes, Inc.,
7.25%, 03/15/2029(c)	750,000	670,813
		1,122,219
Computers & Peripherals – 0.7%
CPI Acquisition, Inc.,
8.63%, 03/15/2026(c)	500,000	498,626
Xerox Holdings Corp.
5.50%, 08/15/2028(c)	250,000	227,890
8.88%, 11/30/2029(c)	500,000	509,806
		1,236,322
Construction & Engineering – 1.5%
Global Infrastructure Solutions, Inc.,
5.63%, 06/01/2029(c)	750,000	687,992
Great Lakes Dredge & Dock Corp.,
5.25%, 06/01/2029(c)	600,000	534,730
New Enterprise Stone & Lime Co., Inc.,
5.25%, 07/15/2028(c)	500,000	480,686
Tutor Perini Corp.,
6.88%, 05/01/2025(c)	1,000,000	990,550
		2,693,958
Consumer Finance – 1.2%
Bread Financial Holdings, Inc.,
7.00%, 01/15/2026(c)	146,000	147,088
Enova International, Inc.,
11.25%, 12/15/2028(c)	250,000	264,655
FirstCash, Inc.
5.63%, 01/01/2030(c)	500,000	475,727
6.88%, 03/01/2032(c)	500,000	500,356
OneMain Finance Corp.,
6.88%, 03/15/2025	750,000	757,969
		2,145,795
Consumer Staples Distribution & Retail – 1.3%
C&S Group Enterprises LLC,
5.00%, 12/15/2028(c)	500,000	400,724
KeHE Distributors LLC /
KeHE Finance Corp. / NextWave
Distribution, Inc.,
9.00%, 02/15/2029(c)	500,000	507,559
Performance Food Group, Inc.
5.50%, 10/15/2027(c)	50,000	49,105
4.25%, 08/01/2029(c)	400,000	366,967
United Natural Foods, Inc.,
6.75%, 10/15/2028(c)	625,000	519,880
US Foods, Inc.,
4.75%, 02/15/2029(c)	470,000	446,753
		2,290,988
Diversified Consumer Services – 0.1%
Carriage Services, Inc.,
4.25%, 05/15/2029(c)	200,000	177,623

Entertainment – 0.3%
Banijay Entertainment SASU,
8.13%, 05/01/2029(c)	500,000	516,095

Financial Services – 1.3%
Burford Capital Global Finance LLC,
6.25%, 04/15/2028(c)	250,000	243,697
GGAM Finance Ltd.,
7.75%, 05/15/2026(c)	500,000	510,596
HAS Capital Income Opportunity
Fund II LLC, 8.00%, 12/31/2024
(Cost $642,000, Acquisition dates
06/10/2026, 09/19/2016)(b)(c)	642,000	345,669
Nationstar Mortgage Holdings, Inc.,
5.00%, 02/01/2026(c)	250,000	244,874

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Financial Services – 1.3% (Continued)
PennyMac Financial Services, Inc.,
5.38%, 10/15/2025(c)	$500,000	$494,628
United Wholesale Mortgage LLC
5.50%, 11/15/2025(c)	320,000	317,447
5.50%, 04/15/2029(c)	180,000	170,462
		2,327,373
Food Products – 0.3%
Simmons Foods, Inc./
Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./
Simmons Feed,
4.63%, 03/01/2029(c)	500,000	441,820

Ground Transportation – 0.3%
RXO, Inc.,
7.50%, 11/15/2027(c)	500,000	513,620

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.,
3.08%, 06/15/2024	500,000	497,160
Owens & Minor, Inc.,
4.50%, 03/31/2029(c)	250,000	229,080
		726,240
Hotels, Restaurants & Leisure – 1.7%
Aramark Services, Inc.,
5.00%, 04/01/2025(c)	100,000	99,331
Caesars Entertainment, Inc.,
6.25%, 07/01/2025(c)	250,000	250,267
Carnival Corp.
5.75%, 03/01/2027(c)	500,000	495,302
6.00%, 05/01/2029(c)	250,000	246,730
Carrols Restaurant Group, Inc.,
5.88%, 07/01/2029(c)	600,000	608,010
GPS Hospitality Holding Co. LLC /
GPS Finco, Inc.,
7.00%, 08/15/2028(c)	375,000	306,124
Las Vegas Sands Corp.,
3.20%, 08/08/2024	500,000	494,778
Travel + Leisure Co.,
5.65%, 04/01/2024	500,000	500,000
		3,000,542
Household Durables – 1.3%
Adams Homes, Inc.,
9.25%, 10/15/2028(c)	500,000	520,475
Empire Communities Corp.,
7.00%, 12/15/2025(c)	500,000	502,455
STL Holding Co. LLC,
8.75%, 02/15/2029(c)	250,000	256,814
The New Home Co., Inc.
8.25%, 10/15/2027(c)	500,000	509,500
9.25%, 10/01/2029(c)	500,000	503,125
		2,292,369
Industrial Conglomerates – 0.2%
Icahn Enterprises LP / Icahn
Enterprises Finance Corp.,
6.25%, 05/15/2026	300,000	294,090

IT Services – 0.6%
Conduent Business Services LLC /
Conduent State & Local
Solutions, Inc.,
6.00%, 11/01/2029(c)	600,000	543,530
Unisys Corp.,
6.88%, 11/01/2027(c)	500,000	444,903
		988,433
Machinery – 1.0%
The Manitowoc Co., Inc.,
9.00%, 04/01/2026(c)	1,000,000	1,002,101
Wabash National Corp.,
4.50%, 10/15/2028(c)	750,000	688,882
		1,690,983
Media – 0.4%
DIRECTV Holdings LLC /
DIRECTV Financing Co., Inc.,
5.88%, 08/15/2027(c)	700,000	662,929

Metals & Mining – 1.1%
Century Aluminum Co.,
7.50%, 04/01/2028(c)	335,000	334,608
Coeur Mining, Inc.,
5.13%, 02/15/2029(c)	600,000	570,667
Hecla Mining Co.,
7.25%, 02/15/2028	500,000	501,237
SunCoke Energy, Inc.,
4.88%, 06/30/2029(c)	500,000	453,412
		1,859,924
Mortgage REITs – 0.9%
HAT Holdings I LLC /
HAT Holdings II LLC,
6.00%, 04/15/2025(c)	500,000	498,388
Oxford Finance LLC / Oxford
Finance Co.-Issuer II, Inc.,
6.38%, 02/01/2027(c)	500,000	475,332
Starwood Property Trust, Inc.,
3.75%, 12/31/2024(c)	600,000	589,478
		1,563,198

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Oil, Gas & Consumable Fuels – 0.9%
Calumet Specialty Products
Partners LP / Calumet
Finance Corp.
11.00%, 04/15/2025(c)	$160,000	$159,903
9.75%, 07/15/2028(c)	250,000	248,354
Genesis Energy LP / Genesis
Energy Finance Corp.,
7.75%, 02/01/2028	450,000	452,752
Global Partners LP /
GLP Finance Corp.,
7.00%, 08/01/2027	500,000	500,728
NGL Energy Operating LLC /
NGL Energy Finance Corp.,
8.13%, 02/15/2029(c)	250,000	256,220
		1,617,957
Passenger Airlines – 1.1%
Allegiant Travel Co.,
7.25%, 08/15/2027(c)	500,000	497,639
American Airlines, Inc./
AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(c)	375,000	372,620
Delta Air Lines, Inc.,
2.90%, 10/28/2024	500,000	491,188
United Airlines, Inc.,
4.38%, 04/15/2026(c)	500,000	483,958
		1,845,405
Software – 0.1%
NCR Voyix Corp.,
5.00%, 10/01/2028(c)	250,000	233,135

Specialty Retail – 0.9%
Ken Garff Automotive LLC,
4.88%, 09/15/2028(c)	500,000	462,968
Sonic Automotive, Inc.,
4.63%, 11/15/2029(c)	500,000	448,912
Upbound Group, Inc.,
6.38%, 02/15/2029(c)	600,000	583,047
		1,494,927
Trading Companies & Distributors – 2.0%
AerCap Ireland Capital DAC /
AerCap Global Aviation Trust,
2.88%, 08/14/2024	500,000	494,306
Aircastle Ltd.,
4.13%, 05/01/2024	500,000	499,208
Avation Capital SA,
9.00%, 10/31/2026(c)	294,238	253,099
Castlelake Aviation Finance DAC,
5.00%, 04/15/2027(c)	500,000	482,060
Herc Holdings, Inc.,
5.50%, 07/15/2027(c)	500,000	491,423
Macquarie Airfinance Holdings Ltd.,
8.38%, 05/01/2028(c)	500,000	530,424
WESCO Distribution, Inc.
7.13%, 06/15/2025(c)	500,000	500,908
7.25%, 06/15/2028(c)	250,000	255,470
		3,506,898
Transportation Infrastructure – 0.2%
Signature Aviation US Holdings, Inc.,
4.00%, 03/01/2028(c)	400,000	366,004
TOTAL CORPORATE BONDS
(Cost $44,067,341)		42,957,198

	Shares
REAL ESTATE INVESTMENT TRUSTS – 3.7%

EastGroup Properties, Inc.	18,795	3,378,777
Lamar Advertising Co. – Class A	25,250	3,015,103
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $5,225,998)		6,393,880

	Par
CONVERTIBLE BONDS – 2.1%

Automobiles – 0.1%
Ford Motor Co.,
0.00%, 03/15/2026(d)	$225,000	233,663

Consumer Finance – 0.6%
EZCORP, Inc.
2.38%, 05/01/2025	250,000	248,465
3.75%, 12/15/2029(c)	250,000	302,827
LendingTree, Inc.,
0.50%, 07/15/2025	500,000	468,150
		1,019,442
Health Care Equipment & Supplies – 0.1%
Haemonetics Corp.,
0.00%, 03/01/2026(d)	250,000	230,775

IT Services – 0.3%
BigBear.ai Holdings, Inc.,
6.00%, 12/15/2026(c)	650,000	481,000

Machinery – 0.1%
John Bean Technologies Corp.,
0.25%, 05/15/2026	250,000	232,950

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Schedule of Investments at March 31, 2024 (Continued)

	Par	Value
Passenger Airlines – 0.1%
Southwest Airlines Co.,
1.25%, 05/01/2025	$200,000	$203,150

Pharmaceuticals – 0.6%
Jazz Investments I Ltd.
1.50%, 08/15/2024	750,000	740,437
2.00%, 06/15/2026	350,000	348,386
		1,088,823
Software – 0.2%
Tyler Technologies, Inc.,
0.25%, 03/15/2026	250,000	252,375
TOTAL CONVERTIBLE BONDS
(Cost $3,836,008)		3,742,178

	Shares
CONVERTIBLE PREFERRED STOCKS – 0.6%

Ground Transportation – 0.6%
Daseke, Inc., Series A,
7.63%, Perpetual(b)(c)	10,000	1,000,000
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $1,000,000)		1,000,000

	Par
SHORT-TERM INVESTMENTS – 10.8%
Commercial Paper – 3.4%

Automobiles — 0.6%
Harley-Davidson Funding Corp.,
5.99%, 04/10/2024	$1,000,000	997,987

Chemicals — 1.1%
FMC Corp.,
6.13%, 04/22/2024	1,000,000	995,769
International Flavors &
Fragrances, Inc.,
6.03%, 04/02/2024	1,000,000	999,247
		1,995,016
Computers & Peripherals — 0.6%
Hewlett Packard Enterprise Co.,
5.51%, 04/10/2024	1,000,000	998,032

Metals & Mining — 0.6%
Glencore Funding LLC,
5.69%, 04/08/2024	1,000,000	998,310

Specialized REITs — 0.5%
Crown Castle International Corp.,
5.85%, 04/17/2024	1,000,000	996,791
Total Commercial Paper
(Cost $5,989,725)		5,986,136

	Shares
Money Market Funds – 6.8%
Federated Hermes
US Treasury Cash Reserves –
Class Institutional, 5.17%(e)	11,941,906	11,941,906
Total Money Market Funds
(Cost $11,941,906)		11,941,906

	Par
U.S. Treasury Bills – 0.6%
5.30%, 04/11/2024	$1,000,000	998,546
Total U.S. Treasury Bills
(Cost $998,549)		998,546
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,930,180)		18,926,588
TOTAL INVESTMENTS – 99.7%
(Cost $133,586,073)		174,152,994
Other Assets in Excess
of Liabilities – 0.3%		459,939
TOTAL NET ASSETS – 100.0%		$174,612,933

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR – American Depositary Receipt
PLC – Public Limited Company

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $2,029,482 or 1.2% of net assets as of March 31, 2024.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $34,806,937 or 19.9% of the Fund’s net assets.

(d)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(e)	The rate shown represents the 7-day effective yield as of March 31, 2024.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2023 to March 31, 2024, the Osterweis Emerging Opportunity Fund (the Fund) generated a total return of 26.31% versus 20.35% for the Russell 2000 Growth Index (the Index). (Please see standardized performance in the table following this review.)

Market Review

Equity markets rallied during much of the past fiscal year, but small cap stocks lagged large caps, which benefitted disproportionately from the enthusiasm around artificial intelligence. Still, the results were a welcome change from the previous fiscal year, which featured elevated volatility and negative returns due to a combination of inflation and interest rate hikes.

The Fed’s tightening program remained on pause during the entire fiscal year as inflation continued to decelerate, which substantially improved investor sentiment. Likewise, consumer spending was strong, fueled by low unemployment and the wealth effect from the rising stock market.

Portfolio Review

For the 12 months ending March 31, 2024, the Fund delivered strong absolute and relative performance, beating the Index by nearly 600 basis points. Both our security selection and our sector allocation were additive to our performance, while our small cash position had a minimally negative impact.

Security selection drove the majority of our outperformance, as we beat our index counterparts in most sectors. Our picks in Industrials were the most additive, followed by Consumer Staples, Consumer Discretionary, Health Care, Materials, and Information Technology. On the downside, our selections in Financials had the biggest negative impact. Our Communication Services and Energy holdings also lagged versus the Index, but they had less impact on our relative returns.

Our sector weighting was also additive, but less so than our security selection. Our overweight to Information Technology provided the biggest boost, as the sector outperformed the overall index. Our lack of exposure to Utilities was also beneficial, as was our overweight to Health Care. Our underweights to Industrials, Consumer Staples, and Energy all detracted a small amount from relative returns as each sector outperformed the Index. Likewise, our overweight to Real Estate was also a small drag, as the sector underperformed.

Outlook & Portfolio Positioning

Despite elevated rates and an inverted yield curve, the economy held up well during the past fiscal year, and barring an exogenous event we are anticipating more of the same. Most importantly, we expect unemployment to remain low, which drives consumer spending, roughly two-thirds of the economy. However, inflation has proven to be stickier than the Fed would like, which means we are not anticipating significant rate cuts in the coming fiscal year, so that could become a potential market headwind.

Still, we feel that small cap growth stocks are well-positioned for the near-to-medium term. A recent BofA study demonstrated that small cap valuations relative to large cap are near their all-time lows, though they have been improving the past few quarters. Likewise, our portfolio’s forward price/sales ratio is still well below our average valuation for the past five years, though it has been increasing the past few quarters. This all suggests that small cap stocks are due for a rally, which aligns with the generally favorable economic environment.
____________________

Mutual Fund investing involves risk. Principal loss is possible.

The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview

Average Annual Total Returns
Periods Ended March 31, 2024
	Six					Since Inception
	Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	25.61%	26.31%	-0.87%	13.72%	12.93%	14.65%
Russell 2000 Growth Index	21.30	20.35	-2.68	7.38	7.89	10.29
Gross/Net Expense Ratio as of 3/31/2023: 1.25%/1.13% 1,2

[1]	As of most recent Prospectus dated June 30, 2023. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.
[2]	The Adviser has contractually agreed to waive certain fees through June 30, 2024. The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2024) (Unaudited)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets) (Unaudited)

[1]	Cash, cash equivalents and other assets less liabilities.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2024

	Shares	Value
COMMON STOCKS – 93.9%

Aerospace & Defense – 3.8%
Axon Enterprise, Inc.(a)	32,310	$10,109,153

Automobile Components – 1.0%
Modine Manufacturing Co.(a)	26,990	2,569,178

Beverages – 1.6%
Celsius Holdings, Inc.(a)	51,245	4,249,235

Biotechnology – 4.9%
Amicus Therapeutics, Inc.(a)	392,310	4,621,412
Natera, Inc.(a)	73,320	6,705,847
Viking Therapeutics, Inc.(a)	20,140	1,651,480
		12,978,739
Chemicals – 3.3%
Innospec, Inc.	66,690	8,599,009

Diversified Consumer Services – 2.4%
Duolingo, Inc.(a)	28,469	6,279,692

Electrical Equipment – 2.7%
Generac Holdings, Inc.(a)	56,425	7,117,450

Health Care Equipment & Supplies – 13.5%
Inspire Medical Systems, Inc.(a)	27,286	5,860,760
Lantheus Holdings, Inc.(a)	117,055	7,285,503
PROCEPT BioRobotics Corp.(a)	84,435	4,172,778
Shockwave Medical, Inc.(a)	23,536	7,664,028
TransMedics Group, Inc.(a)	62,330	4,608,680
UFP Technologies, Inc.(a)	22,666	5,716,365
		35,308,114
Health Care Providers & Services – 4.3%
Ensign Group, Inc.	58,090	7,227,558
Progyny, Inc.(a)	106,960	4,080,524
		11,308,082
Hotels, Restaurants & Leisure – 4.7%
First Watch Restaurant Group, Inc.(a)	198,870	4,896,179
Sweetgreen, Inc. – Class A(a)	307,845	7,776,164
		12,672,343
Household Durables – 2.9%
Cavco Industries, Inc.(a)	18,910	7,546,225

Life Sciences Tools & Services – 2.6%
Bio-Techne Corp.	99,094	6,975,227

Oil, Gas & Consumable Fuels – 1.8%
Magnolia Oil & Gas Corp. – Class A	187,935	4,876,913

Personal Care Products – 3.0%
elf Beauty, Inc.(a)	40,579	7,954,702

Professional Services – 5.7%
KBR, Inc.	131,800	8,390,387
Verra Mobility Corp.(a)	267,795	6,686,841
		15,077,228
Real Estate Management & Development – 3.5%
FirstService Corp.	55,558	9,211,516

Semiconductors & Semiconductor Equipment – 8.7%
ACM Research, Inc. – Class A(a)	197,140	5,744,660
MACOM Technology Solutions
Holdings, Inc.(a)	100,295	9,592,214
Onto Innovation, Inc.(a)	42,577	7,709,843
		23,046,717
Software – 14.7%
Clearwater Analytics
Holdings, Inc. – Class A(a)	280,595	4,963,726
DoubleVerify Holdings, Inc.(a)	172,535	6,066,331
Guidewire Software, Inc.(a)	63,445	7,404,665
JFrog Ltd.(a)	59,285	2,621,583
Manhattan Associates, Inc.(a)	22,594	5,653,697
Monday.com Ltd.(a)	23,698	5,352,667
SPS Commerce, Inc.(a)	37,230	6,883,826
		38,946,495
Specialty Retail – 1.8%
Boot Barn Holdings, Inc.(a)	50,130	4,769,870

Textiles, Apparel & Luxury Goods – 4.7%
On Holding AG – Class A(a)	185,665	6,568,828
Skechers USA, Inc. – Class A(a)	94,950	5,816,637
		12,385,465
Trading Companies & Distributors – 2.3%
FTAI Aviation Ltd.	91,450	6,154,585
TOTAL COMMON STOCKS
(Cost $189,497,114)		248,135,938

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2024 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS – 7.2%

Money Market Funds – 7.2%
Federated Hermes
US Treasury Cash Reserves –
Class Institutional, 5.17%(b)	18,966,521	$18,966,521
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,966,521)		18,966,521
TOTAL INVESTMENTS – 101.1%
(Cost $208,463,635)		267,102,459
Liabilities in Excess
of Other Assets – (1.1)%		(2,776,917)
TOTAL NET ASSETS – 100.0%		$264,325,542

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of March 31, 2024.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2024

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity
	Fund	Income Fund	Fund	Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $91,186,598, $5,415,542,845, $132,586,073,
and $208,463,635, respectively)	$157,472,121	$5,301,670,707	$173,152,994	$267,102,459
Investments in affiliated securities, at value
(cost $—, $49,000,000, $1,000,000, and $—, respectively)	—	49,000,000	1,000,000	—
Cash	53,495	—	43,955	—
Receivables:
Investment securities sold	—	2,763,750	251,250	—
Fund shares sold	4,834	10,765,134	8,566	271,667
Dividends and interest	119,599	70,813,931	1,075,166	109,884
Prepaid expenses	12,171	76,224	13,251	15,219
Total assets	157,662,220	5,435,089,746	175,545,182	267,499,229

LIABILITIES
Payables:
Investment securities purchased	—	72,059,957	750,000	2,801,279
Fund shares redeemed	19,100	1,886,551	6,389	65,127
Investment advisory fees, net	100,122	3,183,015	109,390	205,463
Administration fees	7,662	184,559	8,943	10,075
Custody fees	1,984	56,438	3,279	1,792
Fund accounting fees	3,841	125,821	7,542	5,454
Transfer agent fees	25,191	1,265,411	13,376	52,314
Trustee fees	359	573	377	267
Audit fees	29,600	29,600	26,900	24,100
Chief Compliance Officer fees	1,563	1,562	1,562	1,563
Other accrued expenses	9	1,143	4,491	6,253
Total Liabilities	189,431	78,794,630	932,249	3,173,687
NET ASSETS	$157,472,789	$5,356,295,116	$174,612,933	$264,325,542

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized):	$157,472,789	$5,356,295,116	$174,612,933	$264,325,542
Shares (unlimited number of shares authorized without par value)	7,600,272	484,143,407	10,168,863	16,580,737
Net assets value, offering, and redemption price per share	$20.72	$11.06	$17.17	$15.94

COMPONENTS OF NET ASSETS:
Paid-in capital	$87,637,150	$5,881,353,995	$130,450,940	$237,340,817
Total distributable (accumulated) earnings (losses)	69,835,639	(525,058,879)	44,161,993	26,984,725
Net assets	$157,472,789	$5,356,295,116	$174,612,933	$264,325,542

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2024

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity
	Fund	Income Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated investments
(net of $20,804, $—, $27,983, and $7,712 respectively,
in foreign withholding taxes and issuance fees)	$1,574,180	$27,034,936	$1,911,113	$481,261
Dividends from affiliated investments	—	3,736,252	76,252	—
Interest	296,850	299,688,660	4,002,396	882,982
Other income	670	3,102	676	700
Total investment income	1,871,700	330,462,950	5,990,437	1,364,943

EXPENSES
Investment advisory fees	1,067,468	34,855,240	1,215,514	2,098,914
Administration fees	41,080	997,843	46,794	55,126
Fund accounting fees	16,961	681,934	40,458	29,197
Sub-transfer agent fees	45,437	4,342,139	30,602	168,103
Transfer agent fees	33,397	456,137	29,456	7,725
Audit fees	29,600	29,600	26,900	24,100
Registration fees	20,902	97,726	17,951	33,271
Trustee fees	18,632	98,635	19,019	19,745
Miscellaneous expense	12,573	84,396	3,090	14,826
Custody fees	8,049	243,348	16,691	4,615
Chief Compliance Officer fees	10,000	10,000	10,000	10,000
Legal fees	5,812	4,313	7,312	5,312
Reports to shareholders	3,885	106,447	1,393	6,834
Insurance expense	5,694	26,650	5,828	—
Total expenses	1,319,490	42,034,408	1,471,008	2,477,768
Fees (waived) recouped by the Adviser	32,636	—	—	(168,962)
Net expenses	1,352,126	42,034,408	1,471,008	2,308,806
Net investment income (loss)	519,574	288,428,542	4,519,429	(943,863)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	9,808,527	(3,077,616)	5,880,512	9,935,983
Change in net unrealized appreciation/depreciation on:
Investments	24,327,626	273,825,646	16,379,514	44,268,071
Affiliated investments	—	2,487,240	50,760	—
Net realized and unrealized gain (loss) on investments	34,136,153	273,235,270	22,310,786	54,204,054
Net increase (decrease) in net assets resulting from operations	$34,655,727	$561,663,812	$26,830,215	$53,260,191

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$519,574	$521,033
Net realized gain (loss) on investments and distributions	9,808,527	(1,370,325)
Change in net unrealized appreciation/depreciation of investments	24,327,626	(17,250,533)
Net increase (decrease) in net assets resulting from operations	34,655,727	(18,099,825)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(5,682,977)	(9,739,072)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(11,225,682)	(9,397,072)
Total increase (decrease) in net assets	17,747,068	(37,235,969)

NET ASSETS
Beginning of year	139,725,721	176,961,690
End of year	$157,472,789	$139,725,721

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2024		March 31, 2023
	Shares	Value	Shares	Value
Shares sold	203,932	$3,821,751	357,233	$6,032,281
Shares issued in reinvestment of distributions	293,210	5,424,422	571,975	9,260,278
Shares redeemed	(1,121,015)	(20,471,855)	(1,398,115)	(24,689,631)
Net increase (decrease)	(623,873)	$(11,225,682)	(468,907)	$(9,397,072)

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$288,428,542	$228,362,907
Net realized gain (loss) on investments and distributions	(3,077,616)	3,317,196
Change in unrealized appreciation/depreciation on investments	273,825,646	(326,091,714)
Change in unrealized appreciation/depreciation on affiliated investments	2,487,240	(9,958,368)
Net increase (decrease) in net assets resulting from operations	561,663,812	(104,369,979)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(286,670,985)	(230,705,874)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	388,166,348	(361,850,022)
Total increase (decrease) in net assets	663,159,175	(696,925,875)

NET ASSETS
Beginning of year	4,693,135,941	5,390,061,816
End of year	$5,356,295,116	$4,693,135,941

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2024		March 31, 2023
	Shares	Value	Shares	Value
Shares sold	120,948,817	$1,301,839,419	145,973,792	$1,539,672,572
Shares issued in reinvestment of distributions	23,360,000	250,919,868	19,679,719	204,043,520
Shares redeemed	(108,756,268)	(1,164,592,939)	(200,632,808)	(2,105,566,114)
Net increase (decrease)	35,552,549	$388,166,348	(34,979,297)	$(361,850,022)

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$4,519,429	$3,190,763
Net realized gain (loss) on investments and distributions	5,880,512	244,495
Change in net unrealized appreciation/depreciation of investments	16,379,514	(16,205,466)
Change in unrealized appreciation/depreciation on affiliated investments	50,760	(203,232)
Net increase (decrease) in net assets resulting from operations	26,830,215	(12,973,440)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(6,867,616)	(12,505,014)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	2,758,810	6,333,445
Total increase (decrease) in net assets	22,721,409	(19,145,009)

NET ASSETS
Beginning of year	151,891,524	171,036,533
End of year	$174,612,933	$151,891,524

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2024		March 31, 2023
	Shares	Value	Shares	Value
Shares sold	924,251	$14,274,648	684,256	$10,863,406
Shares issued in reinvestment of distributions	326,971	5,204,393	617,056	9,271,392
Shares redeemed	(1,062,122)	(16,720,231)	(881,411)	(13,801,353)
Net increase (decrease)	189,100	$2,758,810	419,901	$6,333,445

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(943,863)	$(1,040,655)
Net realized gain (loss) on investments and distributions	9,935,983	(26,974,002)
Change in unrealized appreciation/depreciation on investments	44,268,071	9,811,152
Net increase (decrease) in net assets resulting from operations	53,260,191	(18,203,505)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	13,030,100	22,073,773
Total increase (decrease) in net assets	66,290,291	3,870,268

NET ASSETS
Beginning of year	198,035,251	194,164,983
End of year	$264,325,542	$198,035,251

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2024		March 31, 2023
	Shares	Value	Shares	Value
Shares sold	3,002,932	$41,115,310	5,330,670	$63,569,915
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(2,111,662)	(28,085,210)	(3,466,267)	(41,496,142)
Net increase (decrease)	891,270	$13,030,100	1,864,403	$22,073,773

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$16.99	$20.36	$21.34	$14.68	$16.25

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.07	0.06	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investments	4.42	(2.18)	1.33	7.75	(0.31)
Total from investment operations	4.49	(2.12)	1.31	7.78	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	—	(0.19)	(0.10)	(0.07)
From net realized gain	(0.64)	(1.25)	(2.10)	(1.02)	(1.23)
Total distributions	(0.76)	(1.25)	(2.29)	(1.12)	(1.30)
Net asset value, end of year	$20.72	$16.99	$20.36	$21.34	$14.68
Total return	26.94%	(10.12)%	5.49%	53.48%	(2.88)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$157.5	$139.7	$177.0	$168.9	$110.8
Portfolio turnover rate	22%	54%	38%	37%	35%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.93%	0.92%	0.96%	1.19%	1.19%
After fees/expenses waived or recouped	0.95%	0.95%	0.95%	0.95%	0.95%

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.39%	0.39%	(0.08)%	(0.08)%	(0.02)%
After fees/expenses waived or recouped	0.37%	0.36%	(0.07)%	0.16%	0.22%

[1]	Calculated based on average shares outstanding during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.46	$11.15	$11.37	$9.97	$11.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.63	0.50	0.47	0.45	0.47
Net realized and unrealized gain (loss) on investments	0.60	(0.68)	(0.22)	1.40	(1.06)
Total from investment operations	1.23	(0.18)	0.25	1.85	(0.59)

LESS DISTRIBUTIONS:
From net investment income	(0.63)	(0.51)	(0.47)	(0.45)	(0.49)
Total distributions	(0.63)	(0.51)	(0.47)	(0.45)	(0.49)
Net asset value, end of year	$11.06	$10.46	$11.15	$11.37	$9.97
Total return	12.10%	(1.49)%	2.13%	18.73%	(5.63)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$5,356.3	$4,693.1	$5,390.1	$5,203.9	$3,995.6
Portfolio turnover rate	24%	10%	49%	60%	40%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.86%	0.85%	0.84%	0.86%	0.86%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.91%	4.74%	4.10%	4.14%	4.32%

[1]	Calculated based on average shares outstanding during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Growth & Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$15.22	$17.89	$17.98	$13.02	$14.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) 1	0.44	0.33	0.27	0.23	0.23
Net realized and unrealized gain (loss) on investments	2.18	(1.68)	1.10	5.35	(0.96)
Total from investment operations	2.62	(1.35)	1.37	5.58	(0.73)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.31)	(0.54)	(0.11)	(0.18)
From net realized gain	(0.23)	(1.01)	(0.92)	(0.51)	(0.37)
Total distributions	(0.67)	(1.32)	(1.46)	(0.62)	(0.55)
Net asset value, end of year	$17.17	$15.22	$17.89	$17.98	$13.02
Total return	17.60%	(7.33)%	7.46%	(43.15)%	(5.67)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$174.6	$151.9	$171.0	$157.3	$110.0
Portfolio turnover rate	32%	33%	34%	51%	51%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.91%	0.93%	0.97%	1.19%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	2.78%	2.07%	1.44%	1.44%	1.57%

[1]	Calculated based on average shares outstanding during the period.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$12.62	$14.04	$19.99	$10.48	$12.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.06)	(0.07)	(0.19)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investments	3.38	(1.35)	(2.08)	11.81	(0.70)
Total from investment operations	3.32	(1.42)	(2.27)	11.63	(0.80)

LESS DISTRIBUTIONS:
From net realized gain	—	—	(3.68)	(2.12)	(0.78)
Total distributions	—	—	(3.68)	(2.12)	(0.78)
Net asset value, end of year/period	$15.94	$12.62	$14.04	$19.99	$10.48
Total return	26.31%	(10.18)%	(14.14)%	111.27%	7.60%

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$264.3	$198.0	$194.2	$231.7	$90.2
Portfolio turnover rate	110%	124%	133%	111%	213%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.18%	1.22%	1.17%	1.19%	1.24%
After fees/expenses waived or recouped	1.10%	1.10%	1.10%	1.10%	1.13%[2]

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.53)%	(0.70)%	(1.05)%	(1.08)%	(0.88)%
After fees/expenses waived or recouped	(0.45)%	(0.58)%	(0.98)%	(0.99)%	(0.77)%[2]

[1]	Calculated based on average shares outstanding during the period.
[2]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2019, Fund expenses were limited to 1.25% of average net assets.

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2024

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, and Osterweis Emerging Opportunity Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and November 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long- term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Growth & Income Fund is to attain long- term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC may be referred to individually or collectively as the “Adviser” or “Advisers” throughout this report.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Securities for which market quotations are not ready available are valued at their respective fair values as determined in accordance with procedures approved by the Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Osterweis Capital Management (the “Advisor”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$143,522,422	$—	$—	$143,522,422
Real Estate Investment Trusts	7,520,232	—	—	7,520,232
Money Market Funds	6,429,467	—	—	6,429,467
Total Assets:	$157,472,121	$—	$—	$157,472,121

Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$4,056,511,137	$11,741,456	$4,068,252,593
Convertible Bonds	—	231,123,197	—	231,123,197
Common Stocks	—	—	54,944,691	54,944,691
Convertible Preferred Stocks	—	—	49,000,000	49,000,000
Commercial Paper	—	454,965,903	—	454,965,903
Money Market Funds	193,733,667	—	—	193,733,667
U.S. Treasury Bills	—	298,650,656	—	298,650,656
Total Assets:	$193,733,667	$5,041,250,893	$115,686,147	$5,350,670,707

Refer to the Schedule of Investments for industry classifications and disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Convertible	Private
	Common	Preferred	Mortgage Backed
	Stocks	Stocks	Obligations	Total
Balance as of March 31, 2023	$157,804,479	$46,512,760	$10,602,149	$214,919,388
Acquisitions and Corporate Actions	(5,114,936)	—	—	(5,114,936)
Dispositions	(5,320,000)	—	—	(5,320,000)
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(643,582)	—	—	(643,582)
Change in unrealized appreciation/depreciation	(91,781,269)	2,487,240	1,139,307	(88,154,723)
Transfer in and/or out of Level 3	—	—	—	—
Balance as of March 31, 2024	$54,944,691	$49,000,000	$11,741,456	$115,686,147
Change in unrealized
appreciation/depreciation for Level 3
investments held at March 31, 2024	$(91,781,269)	$2,487,240	$1,139,307	$(88,154,723)

	Fair Value
Type of Security	at 3/31/24	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$1.1000
	$54,944,691	Estimated Proceeds	Market Data	$0.0007514
Convertible		Convertible
Preferred Stocks	$49,000,000	Valuation Model	Par Value	$100
Private Mortgage
Backed Obligations	$11,741,456	Discounted Cash Flow	Adjustment to yield	344 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds’ Valuation Designee, oversees valuation techniques.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

Osterweis Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$100,449,337	$—	$683,813	$101,133,150
Corporate Bonds	—	42,611,529	345,669	42,957,198
Real Estate Investment Trusts	6,393,880	—	—	6,393,880
Convertible Bonds	—	3,742,178	—	3,742,178
Convertible Preferred Stocks	—	—	1,000,000	1,000,000
Commercial Paper	—	5,986,136	—	5,986,136
Money Market Funds	11,941,906	—	—	11,941,906
U.S. Treasury Bills	—	998,546	—	998,546
Total Assets:	$118,785,123	$53,338,389	$2,029,482	$174,152,994

Refer to the Schedule of Investments for industry classifications and disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private
		Convertible	Mortgage
	Common	Preferred	Backed
	Stocks	Stocks	Obligations	Total
Balance as of March 31, 2023	$1,126,533	$949,240	$312,128	$2,387,901
Acquisitions and Corporate Actions	(8,721)	—	—	(8,721)
Dispositions	(280,000)	—	—	(280,000)
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(34,075)	—	—	(34,075)
Change in unrealized appreciation/depreciation	(119,924)	50,760	33,541	(35,623)
Transfer in and/or out of Level 3	—	—	—	—
Balance as of March 31, 2024	$683,813	$1,000,000	$345,669	$2,029,482
Change in unrealized appreciation/depreciation
for Level 3 investments held at March 31, 2024	$(119,924)	$50,760	$33,541	$(35,623)

	Fair Value
Type of Security	at 3/31/24	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Comparable	Discount Rate,
		Approach	EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$1.1000
	$ 683,813	Estimated Proceeds	Market Data	$0.0007514
Convertible		Convertible
Preferred Stocks	$1,000,000	Valuation Model	Par Value	$100
Private Mortgage
Backed Obligations	$ 345,669	Discounted Cash Flow	Adjustment to yield	344 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds’ Valuation Designee, oversees valuation techniques.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$248,135,938	$—	$—	$248,135,938
Money Market Funds	18,966,521	—	—	18,966,521
Total Assets:	$267,102,459	$—	$—	$267,102,459

Refer to the Schedule of Investments for industry classifications.

The Adviser, as the Funds’ Valuation Designee, oversees valuation techniques.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of the most recent fiscal year end March 31, 2024, there were $349,961 of late-year losses for Emerging Opportunity Fund. There were no post-October losses for the Funds.

As of the most recent fiscal year end March 31, 2024, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(6,597,369)	(417,917,683)
Osterweis Growth & Income Fund	—	—
Osterweis Emerging Opportunity Fund	(30,161,081)	(40,023)

As of March 31, 2024, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2024, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund and Osterweis Growth & Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

K.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate- related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. The Financial Accounting Standards Board (“FASB”) approved an (optional) 2-year extension, until December 31, 2024, for temporary relief of transitioning away from the LIBOR. LIBOR was set to expire June 30, 2023. Companies were initially provided temporary relief through December 31, 2022 to update contracts moving away from LIBOR.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

L.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, the following adjustments were made:

	Distributable
	Earnings	Paid In Capital
Osterweis Fund	$(245,705)	$245,705
Osterweis Strategic Income Fund	—	—
Osterweis Growth & Income Fund	(134,106)	134,106
Osterweis Emerging Opportunity Fund	854,383	(854,383)

The permanent differences are primarily due to net operating losses and equalization.

M.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

The Advisers provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.75%. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Growth & Income Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.75%. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2024 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) at least until June 30, 2024 for the Osterweis Fund and the Osterweis Emerging Opportunity Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95% and 1.10%, respectively. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the year ended March 31, 2024, the Adviser recaptured $32,636 in fees in the Osterweis Fund, and waived $168,962 in fees in the Osterweis Emerging Opportunity Fund. As of March 31, 2024, the remaining cumulative amount the Adviser may be reimbursed is $81,239 for Osterweis Fund, and $556,597 for Osterweis Emerging Opportunity Fund.

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2025	March 31, 2026	March 31, 2027	Total
Osterweis Fund	$81,223	$—	$16	$81,239
Osterweis Emerging Opportunity Fund	$164,768	$222,867	$168,962	$556,597

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2024, are disclosed in the Statements of Operations.

Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended March 31, 2024, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities

For the year ended March 31, 2024, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Osterweis Fund	$30,047,893	$42,804,005
Osterweis Strategic Income Fund	944,878,820	1,097,377,172
Osterweis Growth & Income Fund	44,765,072	43,588,853
Osterweis Emerging Opportunity Fund	221,677,283	214,321,855

The Funds did not purchase or sell long-term U.S. Government securities during the year ended March 31, 2024.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the year ended March 31, 2024 and the year ended March 31, 2023, was as follows:

	Ordinary Income
	March 31, 2024	March 31, 2023
Osterweis Fund	$908,153	$11
Osterweis Strategic Income Fund	286,670,985	230,705,874
Osterweis Growth & Income Fund	4,704,178	3,015,079
Osterweis Emerging Opportunity Fund	—	—

	Long-Term Capital Gains [1]
	March 31, 2024	March 31, 2023
Osterweis Fund	$4,774,824	$9,739,061
Osterweis Strategic Income Fund	—	—
Osterweis Growth & Income Fund	2,163,438	9,489,935
Osterweis Emerging Opportunity Fund	—	—

1  Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

The cost basis of investments for federal income tax purposes at most recent fiscal year end, March 31, 2024, was as follows:

			Growth &	Emerging
	Osterweis	Strategic	Income	Opportunity
	Fund	Income Fund	Fund	Fund
Cost of investments	$91,186,598	$5,464,806,193	$133,587,101	$209,566,669
Gross tax unrealized appreciation	66,450,810	42,128,084	42,701,957	60,830,009
Gross tax unrealized depreciation	(165,287)	(156,263,570)	(2,136,064)	(3,294,219)
Gross tax unrealized appreciation/depreciation	66,285,523	(114,135,486)	40,565,893	57,535,790
Undistributed ordinary income	132,443	13,591,659	339,380	—
Undistributed long-term capital gain	3,417,673	—	3,256,720	—
Total distributable earnings	3,550,116	13,591,659	3,596,100	—
Other accumulated gain/(loss)	—	(424,515,052)	—	(30,551,065)
Total distributable (accumulated) earnings (losses)	$69,835,639	$(525,058,879)	$44,161,993	$26,984,725

The tax difference between book basis and tax basis unrealized appreciation is primarily attributable to wash sale deferrals.

Note 6 – Investments in Affiliates

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2024, the Funds had the following transactions with affiliated companies:

Osterweis Strategic Income Fund

Affiliates

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
Convertible	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
Preferred Stocks	2024	2023	sitions	sitions	(Loss)	Depreciation	2024	Income
Daseke, Inc.,
7.625%	490,000	$46,512,760	$—	$—	$—	$2,487,240	$49,000,000	$3,736,252

Osterweis Growth & Income Fund

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
Convertible	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
Preferred Stocks	2024	2023	sitions	sitions	(Loss)	Depreciation	2024	Income
Daseke, Inc.,
7.625%	10,000	$949,240	$—	$—	$—	$50,760	$1,000,000	$76,252

Osterweis Funds | Notes to Financial Statements at March 31, 2024 (Continued)

Note 7 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2024, are as follows:

		Osterweis	Osterweis	Osterweis
		Strategic	Growth &	Emerging
	Osterweis	Income	Income	Opportunity
	Fund	Fund	Fund	Fund
Maximum available credit	$20,000,000	$300,000,000	$20,000,000	$15,000,000
Largest amount outstanding on an individual day	—	—	—	—
Average balance when in use	—	—	—	—
Credit facility outstanding as of March 31, 2024	—	—	—	—
Average interest rate when in use	—	—	—	—

Interest expenses for the year ended March 31, 2024, are disclosed in the Statements of Operations, as applicable.

Note 8 – Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”)

The Funds invest in corporate bonds that have interest rate provisions linked to LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for such loans. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The expected discontinuation of LIBOR may impact the functioning, liquidity, and value of these.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, and Osterweis Emerging Opportunity Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2024

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2024 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2023 – March 31, 2024.)

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	10/1/23	3/31/24	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$1,250.20	$5.34
Hypothetical (5% annual return before expenses)	1,000.00	1,020.25	4.80

Strategic Income Fund
Actual	1,000.00	1,076.00	4.52
Hypothetical (5% annual return before expenses)	1,000.00	1,020.65	4.39

Growth & Income Fund
Actual	1,000.00	1,167.80	4.93
Hypothetical (5% annual return before expenses)	1,000.00	1,020.45	4.60

Emerging Opportunity Fund
Actual	1,000.00	1,256.10	6.20
Hypothetical (5% annual return before expenses)	1,000.00	1,019.50	5.55

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Growth & Income Fund, Osterweis Emerging Opportunity Fund, were 0.95%, 0.87%, 0.91%, and 1.10% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During the
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the Governing Council,	4	Independent
(born 1955)		Term; Since	Independent Directors Council (since 2020);		Director, Muzinich
c/o U.S. Bank Global		November	formerly, President, owner of a registered		BDC, Inc. (2019
Fund Services		2018.	investment adviser, Productive Capital		to present);
615 East Michigan St.	Chairperson	Indefinite	Management, Inc. (2010 to 2013); formerly, Chief		Independent
Milwaukee, WI 53202		Term; Since	Administrative Officer, Senior Vice President and		Trustee for the
		February	Senior Managing Director of Allegiant Asset		William Blair
		2023.	Management Company (merged with PNC Capital		Funds (2013
			Advisors, LLC in 2009); formerly, Chief		to present)
			Administrative Officer, Chief Compliance Officer		(18 series).
and Senior Vice President of PNC Funds and
PNC Advantage Funds (f/k/a Allegiant Funds)
(registered investment companies).
Eric W. Falkeis	Trustee	Indefinite	Chief Growth Officer, Tidal Financial Group	4	Interested Trustee,
(born 1973)		Term; Since	(2022 to present); Chief Executive Officer, Tidal		Tidal ETF Trust II
c/o U.S. Bank Global		September	ETF Services LLC (2018 to present); formerly,		(2022 to present)
Fund Services		2011.	Chief Operating Officer, Direxion Funds		(7 series);
615 East Michigan St.			(2013 to 2018); formerly, Senior Vice President		Independent
Milwaukee, WI 53202			and Chief Financial Officer (and other positions),		Director, Muzinich
			U.S. Bancorp Fund Services, LLC (1997 to 2013).		BDC, Inc. (2019
to present);
Interested Trustee,
Tidal ETF Trust
(2018 to Present)
(36 series); former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion Insurance
Trust (2013
to 2018).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During the
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Past 5 Years
Independent Trustees of the Trust
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,	4	Independent
(born 1950)		Term; Since	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		May 1991.	(mutual fund administrator).		BDC, Inc. (2019
Fund Services					to present);
615 East Michigan St.					Independent
Milwaukee, WI 53202					Trustee, AMG
Funds (1993
to present)
(42 series).
Ashi S. Parikh	Trustee	Indefinite	Investment professional; formerly, Chief	4	Board of Directors
(born 1966)		Term; Since	Executive and Chief Investment Officer and		Member,
c/o U.S. Bank Global		June 2020.	various other positions, RidgeWorth Investments,		Investment
Fund Services			LLC (global investment management firm)		Working Group,
615 East Michigan St.			(2006 to 2017); formerly, Chief Investment Officer		The Ohio State
Milwaukee, WI 53202			Institutional Growth Equities, Eagle Asset		University
			Management (investment management firm);		Endowments and
			formerly, Sr. Managing Director, Growth Equities,		Foundation (2016
			Banc One Investment Advisors		to present); Board
			(investment management firm).		of Directors, World
Methodist Council,
Investment
Committee (2018
to present);
Independent
Trustee, PNC
Funds (2018
to 2019)
(32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).
Cynthia M. Fornelli	Trustee	Indefinite	Independent Director of TriplePoint Venture	4	Independent
(born 1960)		Term; Since	Growth BDC Corp. (2019 to present); Retired;		Director,
c/o U.S. Bank Global		January	formerly, Executive Director of the Center for		TriplePoint Private
Fund Services		2022.	Audit Quality (2007 to 2019); formerly, Senior Vice		Venture Credit,
615 East Michigan St.			President of Regulatory Conflicts Management at		Inc. (2020
Milwaukee, WI 53202			Bank of America (2005 to 2007); formerly, Deputy		to present).
Director, Division of Investment Management
with the U.S. Securities and Exchange
Commission (1998 to 2005).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office(2)		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(3)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During the
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Past 5 Years
Officers of the Trust
Jason F. Hadler	President	Indefinite	Senior Vice President and Head of Client	Not	Not
(born 1975)	& Principal	Term; Since	Experience, U.S. Bank Global Fund Services,	Applicable.	Applicable.
c/o U.S. Bank Global	Executive	September	since March 2022; Senior Vice President and
Fund Services	Officer	2021.	Head of Fund Services Fund Administration
615 East Michigan St.			Department, U.S. Bank Global Fund Services
Milwaukee, WI 53202			(December 2003 to March 2022).
Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Secretary of the Trust (2020 to 2021);	Not	Not
(born 1990)	& Vice	Term;	Assistant Vice President and Counsel, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Global Fund Services since August 2016;
Fund Services		February	Summer Associate, Husch Blackwell LLP (2015);
615 East Michigan St.		2021.	Law Clerk, Brady Corporation (global printing
Milwaukee, WI 53202			systems, labels and safety products company)
(2014 to 2015).
Craig Benton	Treasurer	Indefinite	Assistant Treasurer of the Trust (2016 to 2021);	Not	Not
(born 1985)	& Vice	Term; Since	Assistant Vice President, U.S. Bank Global Fund	Applicable.	Applicable.
c/o U.S. Bank Global	President	December	Services since November 2007.
Fund Services		2021.
615 East Michigan St.
Milwaukee, WI 53202
Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds Administrator, U.S. Bank Global	Not	Not
(born 1996)	Treasurer	Term; Since	Fund Services since June 2018; Business	Applicable.	Applicable.
c/o U.S. Bank Global		June 2022.	Administration Student, 2014 to 2018.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Kathryn E. LaPlante	Assistant	Indefinite	Mutual Funds Administrator, U.S. Bank Global	Not	Not
Johnson	Treasurer	Term; Since	Fund Services since June 2020; Business	Applicable.	Applicable.
(born 1998)		November	Administration Student, 2017 to 2021.
c/o U.S. Bank Global		2023.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Gazala Khan	Chief	Indefinite	Vice President and Compliance Officer, U.S.	Not	Not
(born 1969)	Compliance	Term; Since	Bank Global Fund Services since July 2022; Chief	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	November	Compliance Officer Matthews Asia Fund
Fund Services		2022.	(May 2019 to July 15, 2022); Chief Compliance
615 East Michigan St.	Anti-		Officer GS Trust/VIT (June 2009 to May 2019);
Milwaukee, WI 53202	Money		Vice President GSAM (May 2005 to June 2009);
	Laundering		Staff Accountant, SEC Office of Compliance
	Officer		Inspection and Examination (1999 to 2005).

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	100.00%
Osterweis Strategic Income Fund	10.32%
Osterweis Growth & Income Fund	36.59%
Osterweis Emerging Opportunity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2024, was as follows:

Osterweis Fund	100.00%
Osterweis Strategic Income Fund	10.32%
Osterweis Growth & Income Fund	32.27%
Osterweis Emerging Opportunity Fund	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended March 31, 2024, was as follows (unaudited).

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.00%
Osterweis Growth & Income Fund	0.00%
Osterweis Emerging Opportunity Fund	0.00%

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.osterweis.com/literature. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (866) 236-0050.

Additional Information (Continued)

Householding

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Statement Regarding Liquidity Risk Management Program (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of each Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1251 Avenue of the Americas, 19th Floor
New York, NY 10020

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Growth & Income Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744

OWRPANN – 0324

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh and are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Osterweis Fund

	FYE 3/31/2024	FYE 3/31/2023
Audit Fees	$21,200	$26,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2024	FYE 3/31/2023
Audit Fees	$26,700	$26,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

Osterweis Growth & Income Fund

	FYE 3/31/2024	FYE 3/31/2023
Audit Fees	$22,700	$24,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2024	FYE 3/31/2023
Audit Fees	$21,200	$21,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP (fiscal year ended 3/31/24 and 3/31/23) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Growth & Income Fund

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed and annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    6/6/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    6/6/24

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    6/6/24

* Print the name and title of each signing officer under his or her signature.